Leases (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
The components of lease expense were as follows:
Operating leases expenses	$ 192
Supplemental consolidated cash flow information related to operating leases follows:
Cash used in operating activities	188
Non-cash activity:
Right of use assets obtained in exchange for new operating lease liabilities	141
Supplemental information related to operating leases, including location of amounts reported in the accompanying consolidated balance sheets, follows:
Other assets - Right-of-Use assets	501
Accumulated amortization	91
Operating lease Right-of-Use assets, net	410
Accounts payable and accrued liabilities	123
Other long-term liabilities	298
Total operating lease liabilities	$ 421
Weighted average remaining lease term in years	3 years 7 months 28 days
Weighted average annual discount rate	10.70%